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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-07964 Commission File Number	73-0785597 (I.R.S. Employer Identification No.)
100 Glenborough, Suite 100 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

Registrant's telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

        On May 16, 2005 Noble Energy, Inc. (the "Company") issued a press release announcing that it has completed its acquisition of Patina & Gas Corporation (NYSE: POG). A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

        The information in this Form 8-K and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

  99.1
  Press Release dated May 16, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: May 16, 2005	By:	/s/ Arnold J. Johnson Arnold J. Johnson Vice President, General Counsel & Secretary

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INDEX TO EXHIBITS

Item	Exhibit
99.1	Press Release dated May 16, 2005.

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